UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 23, 2006

Argon ST, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-08193	38-1873250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia		22033
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-322-0881

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2006, Argon ST, Inc. (the ‘Company’) established the position of Chief Operating Officer and appointed, with Board of Directors approval, Kerry Rowe, age 46, to assume the duties of this position. Mr. Rowe has served as the Company’s Vice President for Reconnaissance Systems from 2004 to the present and prior to the merger with Sensytech, Inc. in September 2004, served as Vice President of Argon Engineering Associates, Inc.’s C4ISR division since joining Argon Engineering in November 2000. The Company’s press release, dated August 23, 2006, is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description
99.1 Press Release, dated August 23, 2006, issued by Argon ST, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argon ST, Inc.

August 25, 2006	By:	Victor F. Sellier

Name: Victor F. Sellier
Title: Vice President - Business Operations and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 23, 2006, issued by Argon ST, Inc.